                                                                   Exhibit 10.18


                          TAX INDEMNIFICATION AGREEMENT


                  TAX INDEMNIFICATION AGREEMENT, dated as of __________, 2002 (the "Agreement"), among Bakers Footwear Group, Inc., a Missouri corporation (the "Company"), and the persons listed on SCHEDULE A attached hereto (individually, a "Stockholder" and, collectively, the "Stockholders").

                  WHEREAS, the Company is and has been an "S corporation" (within the meaning of section 1361(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) since January 1, 1984;

                  WHEREAS, the Company contemplates a public offering (the "Offering") of its stock;

                  WHEREAS, the execution of this Agreement by the Company and the Stockholders is a condition to the closing (the "Closing") of the contemplated Offering;

                  WHEREAS, it is anticipated that the Company's election to be an S corporation will terminate as a result of revocation of such status in accordance with section 1362(d)(1) of the Code, the day prior to the day of the Closing;

                  WHEREAS, in connection with the Offering, the Company and Stockholders wish to provide for certain indemnification with respect to the Company's prior status as an S corporation.

                  NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     1.1. Definitions. The following terms as used herein have the following meanings:

     "Closing Date" means the date on which the Offering closes.

     "C Short Year" means that portion of the S Termination Year of the Company beginning on the Termination Date and ending on the last day of the S Termination Year.

     "C Taxable Year" means any taxable year (or portion thereof) of the Company during which the Company is a C corporation, including the C Short Year.

     "Final Determination" means the final resolution of any income tax liability (including all related interest and penalties) for a taxable period. A Final Determination shall result from the first to occur of:

          (i) the receipt from the Internal Revenue Service (the "IRS") of a fully executed Waiver of Restrictions on Assessment and Collection of Deficiency in Tax Acceptance of Overassessment (the "Waiver") on Federal Revenue Form 870 or 870-AD (or any successor comparable form or the expiration of a comparable period with respect to any comparable agreement or form under the laws of any other jurisdiction), unless, within such period, the applicable taxpayer gives notice of that taxpayer's intention to attempt to recover all or part of any amount paid pursuant to the Waiver by filing a timely claim for refund;

          (ii) a decision, judgment, decree or other order by a court of competent jurisdiction that is not subject to further judicial review (by appeal or otherwise) and has become final;

          (iii) the execution of a closing agreement under section 7121 of the Code or the receipt of written notification from the IRS of an offer in compromise under section 7122 of the Code or the execution of a comparable agreement under the laws of any other jurisdiction; or

          (iv) any other event that the parties hereto agree is a final and irrevocable determination of the liability at issue.

     "S Short Year" means that portion of the S Termination Year beginning on the first day of such taxable year and ending on the day immediately preceding the Termination Date.

     "S Taxable Year" means any taxable year (or portion thereof) of the Company during which the Company was an S corporation, including the S Short Year.

     "S Termination Year" means the taxable year of the Company that includes the Termination Date.

     "Tax Liability" means any federal or state income tax liability. For purposes of this Agreement federal income tax liability shall be deemed to be
(i) the highest applicable individual federal income tax rate, multiplied by
(ii) a Stockholder's allocable portion of the Company's taxable income. For purposes of this Agreement, state income tax liability shall be deemed to be (i) the highest applicable individual state income tax rate, multiplied by (ii) a Stockholder's allocable portion of the Company's taxable income in that state. Tax Liability shall also include any interest and penalties.

     "Taxing Authority" means the IRS or any comparable state or foreign taxing authority.

     "Termination Date" means the date on which the S corporation status of the Company will terminate pursuant to section 1362(d) of the Code.

                                  ARTICLE II.
          TERMINATION OF S CORPORATION STATUS AND ALLOCATION OF INCOME

     2.1. Termination of S Corporation Status. The Company and the Stockholders shall cause the Company to terminate its S corporation status pursuant to section 1362(d)(1) of the Code no later than one day before the Closing by filing the form attached hereto and marked as EXHIBIT 1 no later than one day before the Closing. The Stockholders shall each consent to the revocation of the S corporation election by providing the Company with the statement of consent, attached hereto and marked as EXHIBIT 2, no later than one day before the Closing.

     2.2. Allocation Election. The Company shall elect to allocate the items described in section 1362(e)(2)(A) of the Code between its two taxable years ending and beginning, respectively, on the date before the Termination Date and the date of the Termination Date under "normal tax accounting rules" pursuant to section 1362(e)(3)(A) of the Code, i.e., the "closing of the books method," by filing the form attached hereto and marked as EXHIBIT 3. The Stockholders shall each consent to such election by filing the forms attached hereto and marked as
EXHIBIT 4 pursuant to section 1362(e)(3)(B) of the Code.

                                  ARTICLE III.
                                   OBLIGATIONS

     3.1. Liability for Taxes Incurred by Stockholders During the S Short Year. Each Stockholder shall (i) duly include, in such Stockholder's own federal and state income tax returns, all items of income, gain, loss, deduction or credit attributable to the S Short Year in a manner consistent with the Form 1120S and the schedules thereto (and the corresponding state income tax forms and schedules) to be filed by the Company with respect to such period, (ii) file such returns no later than the due date (including extensions, if any) for filing such returns, and (iii) pay any and all taxes required to be paid for his or its taxable year that includes the S Short Year.

     3.2. Liability for Taxes Incurred by the Company During the S Short Year and the C Short Year. The Company shall (i) be responsible for and effect the filing of all federal and state income tax returns for the Company with respect to the S Short Year and the C Short Year, (ii) accurately prepare and timely file such Company returns, and (iii) pay any and all taxes required to be paid by the Company for the C Short Year.

     3.3. Company's Indemnification of Stockholders for Tax Liabilities. The Company hereby agrees to indemnify and hold each of the Stockholders harmless from, against and in respect of any Tax Liability incurred by such Stockholder as a result of a Final Determination to the Company's tax returns that increases the Tax Liability of the Stockholder for an S Taxable Year in excess of amounts previously distributed to such Stockholder. With respect to states in which the Company has previously filed composite returns including a Stockholder, the foregoing obligation shall be accomplished by the Company, as necessary, re-filing the composite returns and paying directly any additional amounts owed.

     3.4 Gross Up for Additional Tax. In all events and to the extent not otherwise reimbursed, the Company hereby agrees that if any payment pursuant to this Article III is deemed to be taxable income to a Stockholder, the amount of such payment to the Stockholder shall be increased by an amount necessary to equal the Stockholder's additional Tax Liability related to such amount (including, without limitation, any taxes on such additional amounts) so that the net amount payment, after reduction for all Tax Liability associated with its receipt, is equal to the amount of the Tax Liability in respect of which such payment is made.

     3.5 Payment. Any payment required to be made pursuant to this Agreement shall be paid within ten days after receipt of written notice from the Stockholder that a payment is due hereunder.

                                   ARTICLE IV.
                              CONTESTS/COOPERATION

     4.1. Cooperation. The parties shall make available to each other, as reasonably requested, and to any Taxing Authority all information, records or documents relating to any liability for taxes covered by this Agreement and shall preserve such information, records and documents until the expiration of any applicable statute of limitations or extensions thereof. The party requesting such information shall reimburse the other party for all reasonable out-of-pocket costs incurred in producing such information.

                                   ARTICLE V.
                                  MISCELLANEOUS

     5.1. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which counterparts collectively shall constitute a single instrument representing the agreement among the parties hereto.

     5.2. Construction of Terms. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     5.3. Governing Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Missouri without regard to any choice of law rules.

     5.4. Amendment and Modification. This Agreement may be amended, modified or supplemented only by a writing executed by all the parties hereto.

     5.5. Assignment. Except by operation of law or in connection with the sale of all or substantially all the assets of a party, this Agreement shall not be assignable, in whole or in part, directly or indirectly, by the Stockholders without the written consent of the Company or by the Company without written consent of the Stockholders. Any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     5.6. Interpretation. The title, article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties, and shall not in any way affect the meaning or interpretation of this Agreement.

     5.7. Severability. In the event that any one or more of the provisions of this Agreement shall be held to be illegal, invalid or unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and the parties shall use their best efforts to replace such illegal, invalid or unenforceable provision with an enforceable provision approximating, to the extent possible, the original intent of the parties.

     5.8. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein. There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     5.9. Further Assurances. Subject to the provisions of this Agreement, the parties shall acknowledge such other instruments and documents and take all other actions that may be reasonably required in order to effectuate the purposes of this Agreement.

     5.10. Waivers, Etc. No failure or delay on the part of any party in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power preclude any other or further exercise thereof or the exercise of any other right or power. No waiver of any provision of this Agreement nor consent to any departure by the parties therefrom shall in any event be effective unless it shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given.

     5.11. Set-off. All payments to be made by the Company under this Agreement shall be made without set-off, counterclaim or withholding, all of which are expressly waived.

     5.12. Change of Law. If, due to any change in applicable law or regulations or the interpretation thereof by any court or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement shall be impracticable or impossible, the parties shall use their best efforts to find an alternative means to achieve the same or substantially the same results as are contemplated by such provision.

     5.13. Notices. All notices under this Agreement shall be validly given if in writing and delivered personally or sent by registered mail, postage prepaid to the Company at:

                  2815 Scott Avenue
                  St. Louis, Missouri, 63103
                  Attention:  _____________________

or at such other address as any party may, from time to time, designate in a written notice given in a like manner. Notice given by mail shall be deemed delivered five calendar days after the date mailed.

     5.14. Termination of Agreement. This Agreement shall terminate and be void, as if it never had been executed, if the Closing does not occur on or before December 31, 2002.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   BAKERS FOOTWEAR GROUP, INC.

                                   By:
                                   ---------------------------------------------
                                   [Name, Title]


                                   STOCKHOLDERS
                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------

                                   SCHEDULE A

                              LIST OF STOCKHOLDERS


[Schedule A, List of Stockholders, omitted. The Registrant undertakes to furnish supplementally a copy of such omitted schedule to the Commission upon request.]

                                   EXHIBIT 1

                       STATEMENT OF REVOCATION OF ELECTION



Internal Revenue Service Center
Kansas City, Missouri, [64999]



         RE:      Bakers Footwear Group, Inc., EIN 43-0577980
                  Revocation of S Corporation Election

                  The S corporation election under Internal Revenue Code section 1362(a) of Bakers Footwear Group, Inc., a Missouri corporation, with its principal office located at 2815 Scott Avenue, St. Louis, Missouri, 63103, is hereby revoked as of ____________, 2002. At the time of revocation the number of shares (issued and outstanding) of Bakers Footwear Group, Inc.'s stock, including non-voting stock, is [___________].

                  Attached are the consent to the revocation by shareholders owning more than one-half of the issued and outstanding shares of stock in Bakers Footwear Group, Inc., including non-voting stock.



                                   BAKERS FOOTWEAR GROUP, INC.

                                   By:
                                      ------------------------------------------
                                   [Name, Title]

                                    EXHIBIT 2

          SHAREHOLDERS' STATEMENT OF CONSENT TO REVOCATION OF ELECTION



     We, the undersigned, being shareholders of Bakers Footwear Group, Inc. EIN 43-0577980, holding more than one-half of our corporation's issued and outstanding shares (including non-voting stock), do hereby consent to the revocation by our corporation of its S corporation election under Internal Revenue Code section 1362(a). The revocation is to be effective as of ______________, 2002.

     Under penalties of perjury, the undersigned declare that the facts presented in the accompanying statement are, to the best of our knowledge and belief, true, correct and complete.

--------------------------------------------------------------------------------
 SHAREHOLDER    SOCIAL SECURITY     NUMBER OF        DATE(S)      TAX YEAR END
   NAME AND        NUMBER         SHARES OWNED,     ACQUIRED     (MONTH & DAY)
   ADDRESS                          INCLUDING
                                 NON-VOTING SHARES
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------

                                    --------------------------------------------
                                    [Shareholder Signature]


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                                    [Shareholder Signature]

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                                    [Shareholder Signature]

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                                    [Shareholder Signature]

                                    EXHIBIT 3

             ELECTION TO CLOSE BOOKS UPON S CORPORATION TERMINATION



     Bakers Footwear Group, Inc., with its principal office located at 2815 Scott Avenue, St. Louis, Missouri, 63103 with the consent of all the shareholders of the short S year and all the shareholders on the first day of the short C year, elects under Internal Revenue Code section 1362(e)(3) not to have the pro rata allocation of S corporation items under Internal Revenue Code section 1362(e)(2) apply to the termination year ending ____________, 2002. The date of the corporation's termination was _____________, 2002 and the cause of the termination was revocation of the corporation's S election.


----------------------
Date

                                      BAKERS FOOTWEAR GROUP, INC.
                                      EIN 43-0577980

                                      By:
                                         ---------------------------------------
                                      [Name, Title]

                                    EXHIBIT 4

                             CONSENT OF SHAREHOLDERS
             ELECTION TO CLOSE BOOKS UPON S CORPORATION TERMINATION

     The undersigned, being all the shareholders owning any stock during the short S year and all shareholders owning stock on the first day of the short C year, hereby consent to the election by Bakers Footwear Group, Inc. EIN 43-0577980 under Internal Revenue Code section 1362(e)(3) not to apply Internal Revenue Code section 1362(e)(2) to the S termination year ending _____________, 2002.

     Under penalties of perjury, the undersigned declare that the facts presented in the accompanying statement are, to the best of our knowledge and belief, true, correct and complete.



--------------------------------------------------------------------------------
 SHAREHOLDER    SOCIAL SECURITY     NUMBER OF        DATE(S)      TAX YEAR END
   NAME AND        NUMBER         SHARES OWNED      ACQUIRED     (MONTH & DAY)
   ADDRESS
--------------------------------------------------------------------------------








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

                                    --------------------------------------------
                                    [Shareholder Signature]


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                                    [Shareholder Signature]

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                                    [Shareholder Signature]

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                                    [Shareholder Signature]